Exhibit EX-99.906 CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: The Integrity Funds.

In connection with the Report on Form N-CSRS of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: July 29, 2005

/s/ Robert E. Walstad
Robert E. Walstad
President

Exhibit EX-99.906 CERT

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Name of Issuer: The Integrity Funds.

In connection with the Report on Form N-CSRS of the above-named issuer that is accompanied by this certification, the undersigned hereby certifies, to his knowledge, that:

1.     The Report fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and

2.     The information contained in the Report fairly presents, in all materials respects, the financial condition and results of operations of the issuer.

Date: July 29, 2005

/s/ Brent Wheeler
Brent Wheeler
Treasurer